UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported):  September 24, 2019

LSI INDUSTRIES INC.

(Exact name of Registrant as specified in its Charter)

Ohio	01-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Alliance Road, Cincinnati, Ohio	45242
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (513) 793-3200

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares, no par value	LYTS	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

INTRODUCTORY NOTE

On September 24, 2019 LSI Industries Inc. (“LSI”) filed a Form 8-K (the “Original Filing”) under Items 7,01 and 9.01. Item 7.01 included a typographical error in the last sentence of the first paragraph under Item 7.01. This Form 8-K/A amends the Original Filing; Item 7.01 in its correct form is reproduced in its entirety below.

Item 7.01     Regulation FD Disclosure.

On September 19, 2019, LSI Industries Inc. (“LSI”) completed the sale of its New Windsor facility (“the Facility”) and realized approximately $12 million in net proceeds, which will be used to reduce debt. As of June 30, 2019, LSI had total net debt outstanding of $39.5 million. On a Pro-forma basis, the net proceeds resulting from the sale of the Facility reduced net debt by $12 million to $27.5 million total outstanding net debt. On a pro-forma basis for the twelve months ended June 30, 2019, net debt to adjusted EBITDA for the trailing twelve months was 1.9x.

LSI issued a Press Release on September 24, 2019 announcing the sale of the Facility, a copy of which is filed herewith. Adjusted EBITDA is a non-GAAP financial measure. Please see our Annual Report on Form 10-K for the fiscal year ended June 30, 2019 for a reconciliation of this non-GAAP financial measure to GAAP as well as our discussion on why LSI uses this non-GAAP measure.

This information included in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of business acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Shell company transactions. Not applicable

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of LSI Industries Inc. dated September 24, 2019 (incorporated by reference to LSI’s Form 8-K filing of September 24, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LSI INDUSTRIES INC.

/s/ Thomas A. Caneris
Thomas A. Caneris
Senior Vice President, Human Resources & General Counsel
September 25, 2019